Subsequent events	6 Months Ended
Jun. 30, 2021
Subsequent events
Subsequent events

13. Subsequent events

Capital Increase

On July 23, 2021, the Company announced that it has completed its registered direct offering and sale of 1,126,127 ordinary shares in the form of ADSs at a purchase price of EUR 7.52 per share (this equals $8.88 per ordinary share based on the exchange rate as of the close of business in New York on July 14, 2021).

The gross proceeds of the offering amounted to USD 10 million (approx. EUR 8.5 million). The Company intends to use the net proceeds of the offering for general corporate purposes. A.G.P./Alliance Global Partners acted as sole placement agent for the offering.